UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 19, 2008 (March 10, 2008)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1209 16th Avenue South, Suite 200
Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 866-0530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 10, 2008, we acquired assets comprising of a radio broadcast station identified as WBBV FM 101.1 MHz in Vicksburg, MS from Holladay Broadcasting Company, including all of the facilities, equipment, licenses and intellectual property necessary to operate this stations in exchange for a total purchase price of $900,000. A copy of the Asset Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K. Except for the Asset Purchase Agreement, there is no material relationship between Holladay Broadcasting Company and us or any of our affiliates, directors, officers or any associate of any such director or officer.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

10.1  Asset Purchase Agreement with Holladay Broadcasting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Debut Broadcasting Corporation, Inc.

/s/ Steve Ludwig
Steven Ludwig
Chief Executive Officer

Date: March 17, 2008